UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2015

SUNOPTA INC.

(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West

Brampton, Ontario, L7A 0H2, Canada

(Address of Principal Executive Offices)

(905) 455-1990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

As previously announced in the Current Report on Form 8-K filed by SunOpta Inc. (“SunOpta”) with the Securities and Exchange Commission on July 31, 2015, SunOpta entered into a Purchase and Sale Agreement (the “PSA”), dated as of July 30, 2015, with the selling shareholders named therein and Shine Seller Rep, LLC. Pursuant to the PSA, SunOpta agreed to acquire all of the issued and outstanding common shares of Sunrise Holdings (Delaware), Inc. (“Sunrise”). In connection with the pending acquisition and the related financing, the following financial statements are attached as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference:

•	unaudited condensed consolidated balance sheets of Sunrise as of June 30, 2015 and December 31, 2014 and the related unaudited condensed consolidated statements of operations and comprehensive income for the three months ended June 30, 2015 and June 30, 2014 and condensed consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the six months ended June 30, 2015 and June 30, 2014, together with the notes thereto;

•	audited consolidated balance sheets of Sunrise as of December 31, 2014 and December 31, 2013, and the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the year ended December 31, 2014 and for the period from March 19, 2013 to December 31, 2013, together with the notes thereto and the report thereon of Deloitte & Touche LLP, Sunrise’s independent registered public accounting firm, dated September 3, 2015; and

•	audited consolidated balance sheet of SGF Produce Holdings, LLC, Sunrise’s predecessor in interest, as of March 18, 2013 and December 31, 2012, and the related consolidated statements of operations, member’s deficit and cash flows for the period from January 1, 2013 to March 18, 2013 and for the year ended December 31, 2012, together with the notes thereto and the report thereon of Grant Thornton LLP, SGF Produce Holdings, LLC’s independent certified public accountants, dated September 11, 2015.

In addition, the following preliminary unaudited pro forma condensed combined financial information of SunOpta is attached as Exhibit 99.4 and incorporated herein by reference:

•	unaudited pro forma condensed combined statement of operations for the year ended January 3, 2015;

•	unaudited pro forma condensed combined statement of operations for the two quarters ended July 4, 2015;

•	unaudited pro forma condensed combined statement of operations for the two quarters ended July 5, 2014; and

•	unaudited pro forma condensed combined balance sheet as of July 4, 2015.

The unaudited pro forma condensed combined financial information gives effect to certain events related to the pending acquisition of Sunrise and has been presented for informational purposes only. It does not purport to be the future financial position or operating results of SunOpta.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The list of exhibits in the exhibit index hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Robert McKeracher

Robert McKeracher
Vice President and Chief Financial Officer

Date	September 15, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Grant Thornton LLP

99.1	Unaudited condensed consolidated financial statements of Sunrise as of June 30, 2015 and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014, together with the notes thereto

99.2	Audited consolidated financial statements as of December 31, 2014 and 2013 and for the year ended December 31, 2014 and for the period from March 19, 2013 to December 31, 2013, together with the notes thereto and the independent accountant’s report thereon

99.3	Audited consolidated financial statements for the period from January 1, 2013 through March 18, 2013 and for the year ended December 31, 2012, together with the notes thereto and the independent accountant’s report thereon

99.4	Unaudited pro forma condensed combined financial information, together with the notes thereto